UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 – December 31, 2025

Item 1. Report to Stockholders.

(a)

ALL STAR FUNDS

ASG
LISTED
NYSE

Liberty All-Star® Growth Fund

Annual Report | December 31, 2025

Contents

1	President’s Letter
6	Unique Fund Attributes
8	Table of Distributions and Rights Offerings
9	Investment Growth and Distribution Policy
10	Stock Changes in the Quarter
11	Top 20 Holdings and Economic Sectors
12	Investment Managers/ Portfolio Characteristics
13	Manager Roundtable
18	Schedule of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statements of Changes in Net Assets
28	Financial Highlights
30	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Automatic Dividend Reinvestment and Direct Purchase Plan
43	Additional Information
44	Directors and Officers
48	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements
53	Summary of Updated Information Regarding the Fund
58	Privacy Policy
60	Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of small-, mid- and large-cap growth stocks
●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
●	Access to institutional quality investment managers
●	Objective and ongoing manager evaluation
●	Active portfolio rebalancing
●	A quarterly fixed distribution policy
●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR® GROWTH FUND, INC.

Liberty All-Star® Growth Fund	President's Letter
(Unaudited)

Fellow Shareholders:	February 2026

April 2, 2025, was called “Liberation Day” by President Trump. The date marked a change in tariff policy for U.S. trade partners and a distinct change in direction for the U.S. stock market. At the close on April 8, the S&P 500® Index was down 14.98 percent for the year and 18.55 percent below its February record high. On April 9, the index posted a single-day gain of 9.52 percent and the equity market surge was on: for the year, the S&P 500 returned 17.88 percent; the Dow Jones Industrial Average (DJIA), 14.92 percent; and the NASDAQ Composite Index, 21.14 percent.

The turnaround that began on April 9 was sparked when the President paused the previous week’s announcement of across-the-board tariff increases, which had sown doubt about prospects for the economic outlook, particularly global trade disruptions and greater inflationary pressures. The potential of tariffs’ worst-case scenario reduced, positive forces were freed to propel equities higher through year-end: solid consumer spending, declining interest rates, strong corporate earnings, spending on artificial intelligence (AI) technology and capital investment to meet the rapidly growing power demands of AI.

Like any year, 2025 experienced bumps in the equity markets and reasons for caution. As noted, the first quarter was lower—the S&P 500 by 4.27 percent and the NASDAQ Composite by more than 10 percent. Tariff announcements periodically unsettled markets as did other issues like job growth, growth of the national debt, housing affordability, inflation and a government shutdown. Inflation remained sticky throughout the year as the consumer price index (CPI) remained stubbornly above the Fed’s 2 percent target ending the year at 2.7 percent. The U.S. created only 181,000 new jobs in 2025 versus 2024’s 1.5 million in what was dubbed the “don’t fire, don’t hire” labor environment. The enormous national debt—now some $38.4 trillion—captured headlines periodically, particularly during the shutdown, and was a factor in the year’s higher bond yields.

However, despite the many concerns, a resilient economy and strong corporate earnings powered the stock market to robust returns for the year. Third quarter earnings for S&P 500 companies rose over 13 percent year over year. The gross domestic product (GDP)—the broadest measure of economic activity—grew at an annual rate of 4.3 percent in the third quarter ahead, of the 3.8 percent pace for the second quarter. Consumer spending was mixed—starting the year strong but decelerating as affordability and uncertainty dampened momentum.

Equity investors saw gains in the S&P 500, DJIA and NASDAQ Composite for the third straight year. But the advance in 2025, as in other recent years, was concentrated around names seen to be leaders in AI and information technology, led by the “Magnificent Seven1”. Beneath the surface, however, performance was not nearly as strong for the majority of stocks comprising major equity indexes. The table on the next page shows headline returns for widely-followed growth stock indexes across the capitalization range—large, mid and small. The data shows good returns for each index. But median returns2 are a different story—they are just a fraction of the index returns, and two median returns are negative for the year. Note as well that half or more of stocks in each capitalization range reported returns that were actually negative. And only about one-quarter to one-third of stocks actually performed above the index. The dispersion was driven by high levels of concentration in the indexes. One example: within the index with the highest return, the Russell 1000® Growth at 18.56 percent, where the top 10 stocks accounted for over 61 percent of the index at year-end, an extreme level.

[1]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.
[2]	The middle or midpoint in a range of numbers ordered highest to lowest (half are above, half below).

Annual Report | December 31, 2025	1

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

	2025
Growth Index	Return	Median Return	% with Negative Return	% with Return Above Index
Russell 1000® (large-cap)	18.56%	0.15%	50%	26%
Russell Midcap® (mid-cap)	8.66%	-3.29%	54%	34%
Russell 2000® (small-cap)	13.01%	-1.99%	53%	35%

Liberty All-Star® Growth Fund

It was another difficult year for active managers as the narrow AI-led rally persisted and led to the market results reflected in the preceding table. Although the impact of the Magnificent Seven moderated, stocks with high beta and momentum characteristics driven by AI dominated equity returns across all market capitalizations. Liberty All-Star® Growth Fund trailed relevant benchmarks by a considerable margin in 2025, returning 4.58 percent with shares valued at net asset value (NAV) with dividends reinvested and 2.12 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned 14.21 percent. In the fourth quarter, the Fund returned -1.44 percent when shares are valued at NAV with dividends reinvested and -2.34 percent when shares are valued at market price with dividends reinvested. The Lipper Multi-Cap Growth benchmark returned -1.02 percent.

As we have reported previously, in an era of extreme equity market concentration the Fund’s diversification hampered returns relative to widely followed benchmarks. While the Fund had exposure to AI and other information technology stocks, its allocation was simply not as large or as well represented by high beta, momentum stocks. In addition, although mid- and small-cap growth stocks—nominally accounting for two-thirds of Fund assets—delivered improved performance, large-cap growth, in particular mega-cap growth, continued to lead the market.

Another factor that hurt the Fund’s market value return over the course of the year was the 2.2 percentage-point widening of the discount at which Fund shares traded relative to their underlying NAV, which ranged from a discount of -6.0 percent to -11.0 percent for the year.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.12 per share in the fourth quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $17.86 per share for a total of more than $497 million. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund. We are pleased to once again offer our shareholders a view into the Fund’s three growth style investment managers’ approach to stock selection and their assessment of the 2025 market and outlook on AI and its potential impacts over the next 12 to 18 months. Our annual Manager Roundtable begins on page 13.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

There were times during 2025 when market breadth improved, and we hope to see further broadening across capitalization, sectors and industries in 2026. As mentioned earlier, corporate earnings growth was strong in 2025 and with the S&P 500’s price-to-earnings ratio ending the year at around 29 times, it is likely to be earnings growth and not further P/E expansion that moves the market.

We remain diligent in our monitoring of the Fund and its investment managers as well as the stock market and the overall economic, business and geopolitical environments in which we operate. We have consistently adhered to the Fund’s investment objectives, offering a diversified all-cap, multi-managed portfolio of quality growth stocks and we will continue to devote ourselves to maintaining the Fund as a rewarding investment for shareholders.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Annual Report | December 31, 2025	3

Liberty All-Star® Growth Fund	President's Letter
(Unaudited)

FUND STATISTICS AND SHORT-TERM PERFORMANCE

PERIODS ENDED DECEMBER 31, 2025

FUND STATISTICS:

Net Asset Value (NAV)	$5.86
Market Price	$5.30
Discount	-9.6%

	Quarter	2025
Distributions*	$0.12	$0.46
Market Price Trading Range	$5.02 to $5.69	$4.01 to $6.03
Discount Range	-7.9% to -11.0%	-6.0% to -11.0%

PERFORMANCE:

Shares Valued at NAV with Dividends Reinvested	-1.44%	4.58%
Shares Valued at Market Price with Dividends Reinvested	-2.34%	2.12%
Dow Jones Industrial Average	4.03%	14.92%
Lipper Multi-Cap Growth Mutual Fund Average	-1.02%	14.21%
NASDAQ Composite Index	2.72%	21.14%
Russell Growth Average	-0.38%	13.43%
S&P 500® Index	2.66%	17.88%

*	All 2025 distributions consist of long-term capital gains. A breakdown of each 2025 distribution for federal income tax purposes can be found in the table on page 43.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	President's Letter

(Unaudited)

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS PERIODS ENDED DECEMBER 31, 2025	ANNUALIZED RATES OF RETURN
	3 YEARS	5 YEARS	10 YEARS

LIBERTY ALL-STAR® GROWTH FUND, INC.

Distributions	$1.36	$2.88	$5.21
Shares Valued at NAV with Dividends Reinvested	12.98%	3.29%	11.73%
Shares Valued at Market Price with Dividends Reinvested	11.44%	0.68%	11.57%
Dow Jones Industrial Average	15.36%	11.58%	13.11%
Lipper Multi-Cap Growth Mutual Fund Average	24.56%	7.76%	13.65%
NASDAQ Composite Index	31.43%	13.35%	17.66%
Russell Growth Average	22.40%	8.85%	13.75%
S&P 500® Index	23.01%	14.42%	14.82%

Performance returns for the Fund are calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offerings were exercised. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Average and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indexes can be found on page 60.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Annual Report | December 31, 2025	5

Liberty All-Star® Growth Fund	Unique Fund Attributes

(Unaudited)

UNIQUE ATTRIBUTES OF Liberty All-Star® Growth Fund

Several attributes help to make the Fund a core equity holding for investors seeking a diversified growth portfolio, income and the potential for long-term appreciation.

MULTI-MANAGEMENT FOR INDIVIDUAL INVESTORS

Large institutional investors have traditionally employed multiple investment managers. With three investment managers investing across the full capitalization range of growth stocks, the Fund brings multi-management to individual investors.

REAL-TIME TRADING AND LIQUIDITY

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. Fund shares offer immediate liquidity, there are no annual sales fees and can often be traded commission free.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Unique Fund Attributes

(Unaudited)

ACCESS TO INSTITUTIONAL MANAGERS

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

MONITORING AND REBALANCING

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace the managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

ALIGNMENT AND OBJECTIVITY

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Directors that is elected by and responsible to shareholders.

DISTRIBUTION POLICY

Since 1997, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 8 percent of the Fund’s net asset value (paid quarterly at 2 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

Annual Report | December 31, 2025	7

Table of Distributions
Liberty All-Star® Growth Fund	and Rights Offerings
(Unaudited)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	5[1]	8.21
2022	0.50
2023	0.43
2024	0.47
2025	0.46
Total	$17.86

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Investment Growth and Distribution Policy
(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of common stock at the closing market price on December 31, 2015, and tracking its progress through December 31, 2025. This assumes that a shareholder reinvested all distributions at actual reinvestment prices and exercised all primary rights in the Fund’s rights offerings excluding the cost to exercise of $17,074.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Annual Report | December 31, 2025	9

Liberty All-Star® Growth Fund	Stock Changes in the Quarter

December 31, 2025 (Unaudited)

The following are the largest ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2025.

	SHARES
SECURITY NAME	PURCHASE (SALES)	HELD AS OF 12/31/25
PURCHASES
Advanced Energy Industries, Inc.	14,375	14,375
AMETEK, Inc.	11,100	11,100
API Group Corp.	82,000	82,000
MongoDB, Inc.	6,700	6,700
Ross Stores, Inc.	15,500	15,500
Tutor Perini Corp.	43,557	43,557
SALES
Compass, Inc.	(272,734)	135,364
CyberArk Software, Ltd.	(7,440)	0
Descartes Systems Group, Inc.	(29,765)	0
Natera, Inc.	(14,261)	23,394
TransDigm Group, Inc.	(2,071)	0

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings and Economic Sectors
December 31, 2025 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
NVIDIA Corp.	4.98%
Apple, Inc.	3.74
Microsoft Corp.	3.10
Alphabet, Inc.	2.80
Amazon.com, Inc.	2.18
Meta Platforms, Inc.	1.97
FirstService Corp.	1.69
Ollie's Bargain Outlet Holdings, Inc.	1.59
Ascendis Pharma A/S	1.58
Artivion, Inc.	1.50
Natera, Inc.	1.45
StepStone Group, Inc.	1.44
AAR Corp.	1.41
Broadcom Inc.	1.34
Eli Lilly & Co.	1.25
EMCOR Group, Inc.	1.24
Curtiss-Wright Corp.	1.23
Semtech Corp.	1.22
ACADIA Pharmaceuticals, Inc.	1.19
Vertiv Holdings Co.	1.12
38.02%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	28.57%
Industrials	22.61
Health Care	16.72
Consumer Discretionary	12.30
Financials	9.78
Communication Services	6.27
Real Estate	2.08
Consumer Staples	1.42
Other Net Assets	0.25
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Annual Report | December 31, 2025	11

Investment Managers/
Liberty All-Star® Growth Fund	Portfolio Characteristics
(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS

AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE

REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 60 for a description of these indices.

				MARKET CAPITALIZATION SPECTRUM
PORTFOLIO CHARACTERISTICS				SMALL		LARGE
AS OF DECEMBER 31, 2025
	RUSSELL GROWTH:
	Smallcap Index	Midcap Index	Largecap Index	Weatherbie	Congress	Westfield	Total Fund
Number of Holdings	1,105	281	391	47	38	32	116*
Percent of Holdings in Top 10	9%	21%	61%	40%	36%	64%	25%
Weighted Average Market Capitalization (billions)	$5.5	$38.2	$2,160.6	$6.0	$27.6	$2,047.8	$779.9
Average Five-Year Earnings Per Share Growth	19%	22%	21%	22%	26%	20%	22%
Average Five-Year Sales Per Share Growth	13%	19%	15%	13%	17%	15%	15%
Price/Sales Ratio	2.5x	3.4x	7.5x	2.4x	3.7x	8.0x	3.8x
Price/Book Value Ratio	4.8x	11.1x	12.4x	4.8x	7.0x	10.9x	6.9x

*	Certain holdings are held by more than one manager.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

MANAGER ROUNDTABLE

Rich, even overvalued, stock prices, especially among a very narrow segment of the market driven by artificial intelligence (AI), were a concern for investors throughout 2025. While this served as a challenge for professional investors, an experienced team, a clear strategy and a proven process are assets to be valued in any market environment.

Liberty All-Star® Growth Fund’s three investment managers possess considerable experience, deep knowledge and proven track records—and for Fund shareholders access to a diversified portfolio of large-, mid- and small-cap growth stocks. In the face of a challenging market in 2025, the Fund’s managers were guided not by short-term conditions, but by a larger focus on the long term. In this light, we asked the managers to discuss their overall approach, how they make portfolio decisions and where they see opportunities in 2026. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each and their respective capitalization focus are:

CONGRESS ASSET MANAGEMENT COMPANY, LLP

Portfolio Manager/Eric Meyers, CFA

Director of Research and Portfolio Manager

Capitalization Focus: Mid-Cap Growth—Congress Asset Management’s mid-cap growth strategy focuses on established, high-quality companies that are growing earnings and generating attractive levels of free cash flow. The firm also strives to construct portfolios with relatively low levels of volatility.

WEATHERBIE CAPITAL, LLC

Portfolio Manager/George Dai, Ph.D.

Chief Investment Officer and Senior Portfolio Manager

Capitalization Focus: Small-Cap Growth—Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

Portfolio Manager/Rich Lee, CFA

Managing Partner, Chief Investment Officer

Capitalization Focus: Large-Cap Growth—Westfield seeks to invest in companies with underappreciated earnings growth trading at reasonable valuations, believing stock prices will ultimately follow earnings growth.

Annual Report | December 31, 2025	13

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Index concentration and valuation hung over the stock market throughout 2025. But as long as there are more buyers than sellers, stocks will rise regardless, suggesting more emotion than discipline on the part of some investors. Experienced investment managers adhering to their buy/sell disciplines should be able to mitigate such a risk. Can you describe your decision-making process when purchasing a new holding or adding to an existing one, and how you decide it’s time to sell or trim a position? Let’s ask Weatherbie Capital to start.

Dai (Weatherbie – Small-Cap Growth): At Weatherbie Capital we believe that there is no substitute for fundamental, bottom-up research. In depth, proprietary research is applied to every security we own. We have been managing the strategy since 1996, and we have seen many of the companies in our investable universe multiple times across our roughly 29 years of operation. The companies we seek for initial investment typically have most or all of the following characteristics:	“We believe that there is no substitute for fundamental, bottom-up research. In depth, proprietary research is applied to every security we own.” —George Dai (Weatherbie – Small-Cap Growth)

●	Earnings per share growth potential high teens to 20 percent-plus across the next 3 to 5 years
●	Return on invested capital generally above the cost of capital
●	Strong balance sheets and free cash flow
●	A seasoned business model
●	Quality management team
●	Sustainable competitive advantage

We adhere to a very similar process when weighing opportunities to add to existing positions, comparing the merits of each position relative to other owned positions and potential new ideas.

On sell discipline, names leave the Weatherbie portfolio when they are acquired, when they exceed certain market cap restrictions for an extended period, when the investment thesis is no longer supported by data or when better opportunities become available.

Congress, what approach do you employ?

Meyers (Congress – Mid-Cap Growth): We take a deliberate approach to new purchases through our committee structure. New holdings are initially discussed by the committee and then brought to the research team for a deeper dive while the committee contemporaneously does additional work. The merits of the potential investment are evaluated within the group and a decision is made to buy, pass or consider for future inclusion. The result is high-conviction investments. Additions to existing holdings are typically the result of a short-term displacement impacting stock price or incremental conviction gained by the team. Sales and trims are also the result of our deliberate process, committee and analyst review of the thesis development, and portfolio considerations.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

We’ve worked our way up the capitalization scale, so let’s hear from Westfield.

Lee (Westfield – Large-Cap Growth): All investment decisions are made by the Investment Committee on a consensus basis. The investment team is organized vertically by industry, with sector heads leading each vertical. Following an initial sector review, due diligence findings are presented to the Investment Committee, where purchase recommendations are evaluated from multiple perspectives before approval. The Committee review ensures a thorough vetting of investment ideas from diverse perspectives and leverages the collective wisdom of an experienced team. Purchase decision and position sizing are dependent on business quality, growth outlook, valuation, risk/reward profile, analyst conviction, and portfolio-level considerations such as existing exposures and macro conditions.

Our sell discipline is driven by price targets on both the upside and downside, fundamental deterioration, and capital competition. A focus on identifying and understanding underperforming securities in the portfolio has been a core tenant in our risk management process. Stocks with fundamental trends or price action at odds with our investment perspective are identified and undergo an intense review with a bias to act.

Large-cap growth indexes produced the highest returns once again in 2025, but mid-cap and small-cap indexes closed the gap, and one could argue mid- and small-cap stocks appear more attractive. Make the case for growth stocks in the capitalization range that is your focus for the Fund as you look ahead over the next 12 to 18 months. Since this touches on all capitalization levels, we’ll reverse the order, start with large-cap growth and continue from there.

Lee (Westfield – Large-Cap Growth): We believe the current environment favors our disciplined approach centered on high-quality large-cap growth companies with a strong valuation framework. Market leadership has remained narrow, with AI and mega-caps dominating the narrative. The year looked like an early transition away from Mag 7 dominating performance, potentially positioning the broad market to outperform cap-weighted indexes in 2026, which is a tailwind for active large-cap growth managers. AI remains the largest structural earnings per share driver heading into 2026, but return on investment discipline and selectivity now define performance—reinforcing a true stock-picker’s market.

Westfield’s large-cap growth strategy is a concentrated, high-conviction portfolio of companies with asymmetrical risk/rewards and is broadly diversified across economic sectors based on where we find the best investment opportunities. We believe having this balance and our ability to add value in both cyclical and secular growth areas of the market has allowed our strategy to more effectively navigate different market environments and should be key looking forward. While large-cap valuations remain elevated relative to history, consensus points to more balanced earnings per share growth across market segments in 2025–26, supporting a healthier and less concentrated earnings backdrop.

“Our balance and our ability to add value in both cyclical and secular growth areas of the market has allowed our strategy to more effectively navigate different market environments.”

—Rich Lee

(Westfield – Large-Cap Growth)

Annual Report | December 31, 2025	15

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

Meyers (Congress – Mid-Cap Growth): We believe mid-caps sit at a favorable phase of the business cycle as they are beyond the inherent volatility of the start-up phase, with more proven and durable business models. They maintain the ability to be more nimble, grow faster and expand their margins more than large-cap peers. Capital investment acceleration from larger companies is flowing down to mid-caps with strong products, technology, innovation and competitive positions. Looking at benchmark estimates for 2026, the Russell Midcap® Growth Index is expected to grow earnings faster and with better valuation than the large-cap Russell 1000® Growth Index.	“Capital investment acceleration from larger companies is flowing down to mid-caps with strong products, technology, innovation and competitive positions.” —Eric Meyers (Congress – Mid-Cap Growth)

Dai (Weatherbie – Small-Cap Growth): Much of the market’s attention has been fixated on the strength of large-cap stock performance, leaving small-cap stocks neglected and unable to break their prior all-time highs since November 2021. Long-duration securities are those that have cash flows that are expected to be received further into the future. Small-cap growth equities can be thought of as long-duration securities, focusing on expanding their business and market share and less on near-term profitability.

As of November 1, 2025, the S&P SmallCap 600 Growth Index was trading at a 7 percent discount to the S&P 500 Index on a P/E basis, despite historically trading at an 11 percent premium. Should interest rates continue to fall and small growth stocks improve their fundamentals more rapidly than the broader market, we believe that small-cap growth stocks have the potential to outperform large-caps. That said, while interest rates may be an important short-term consideration, we believe that productivity and innovation are the key drivers of corporate earnings growth and determine stock performance over the long term. Our portfolio holdings continue to exhibit strong revenue and earnings growth, have solid balance sheets and are maintaining or widening their competitive moats.

Thanks to you all—good insights. To close out the discussion, let’s get more specific and ask about where you are seeing opportunities. The stocks of companies seen as key players in artificial intelligence have powered major equity indexes higher for the past few years. As capabilities and applications expand, users of AI are expected to secure benefits ranging from lower costs to greater productivity to R&D breakthroughs. What are a couple of industries that you expect to start reaping tangible benefits from AI and is there a company in your portion of the Fund that you believe may be especially well positioned to benefit? Eric, start us off, please.

Meyers (Congress – Mid-Cap Growth): Over the last few years the builders of AI have driven markets higher, concentrated among the hyperscalers1 and hardware producers. The downstream effect for users is likely to proliferate in 2026 into other industries including robotics, software and advertising potentially being significant beneficiaries through unlocking previously untapped use cases or more efficient operations.

[1]	These are very large cloud providers (e.g., Amazon Web Services, Microsoft Azure, Google Cloud and others) that offer immense, scalable computing power, storage and advanced AI and machine learning tools.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Roundtable

(Unaudited)

One example of this is MongoDB (MDB), whose database software is designed to handle both structured and unstructured data—making the company uniquely well positioned to benefit from downstream AI adoption. As AI coding assistants make it easier to build software, unstructured data will become more pervasive. This favors MongoDB’s flexible architecture over traditional databases.

George, this seems to be ripe for small-cap companies. What are you watching?

Dai (Weatherbie – Small-Cap Growth): U.S. business spending could be poised to accelerate as trade policy, tax incentives, easing monetary policy and demand for AI converge. Business spending on productive assets already represents a meaningful share of U.S. GDP—more than $4.2 trillion annually. If policy tailwinds persist while AI compute and power needs intensify, we could see a multi-year investment cycle. In our view, some of the key beneficiaries could be under-the-radar small-cap companies involved in building and equipping projects, including construction equipment rental firms and suppliers of aggregate materials.

In the Weatherbie portfolio, we have several potential beneficiaries of this spending, both direct and indirect. Examples of direct beneficiaries of AI and the data center buildout include Semtech Corp. (SMTC), SiTime Corp. (SITM), Legence Corp. (LGN), Everus Construction Group (ECG) and RadNet (RDNT). Indirect beneficiaries include names such as Casella Waste Systems (CWST) with built-in advanced technology that incorporates AI to improve the quality of their services and accuracy of their pricing models to extend their competitive lead versus peers.

Rich, large-caps have been deploying AI at a rapid pace. What’s a stock that stands to benefit?

Lee (Westfield – Large-Cap Growth): Businesses with a lot of high volume, routine or rules-based tasks, such as transportation and logistics, contact centers, insurance, legal and banks have a significant opportunity in terms of the automation and efficiency benefits accruing from AI.

One example within the Fund that is utilizing AI as a revenue driver is Axon Enterprise Inc. (AXON). Axon creates public safety solutions that harness the power of AI to transform public safety by boosting efficiency and increasing decision-making, while empowering officers and safeguarding communities. Axon has a strong history of delivering favorable return-on-investment (“ROI”) for its law enforcement customers and is already monetizing AI-enabled services, with its AI-powered DraftOne report-writing tool as the latest example. This AI-integrated tool has reduced report-writing time by 40 percent or more, resulting in cost reduction, productivity gains and improved reporting quality for customers. This is a compelling solution for largely understaffed departments that should support durable growth and margin expansion over the next few years. Additional product launches with AI-enabled features are offered as part of the company’s AI Era Plan including real-time translation on body cameras. Popular demand for the AI Era Plan enables Axon to revise and potentially extend existing long-term contracts at a higher subscription cost.

We want to thank you once again for sharing your strategy and approach and especially discussing your thoughts about the investment environment that prevailed in 2025. There was evidence of a broader, more reasoned market taking hold during the year—one that may once again reward investments based on fundamentals and long-term thinking.

Annual Report | December 31, 2025	17

Liberty All-Star® Growth Fund	Schedule of Investments
December 31, 2025

	SHARES	VALUE
COMMON STOCKS (99.75%)
COMMUNICATION SERVICES (6.27%)
Entertainment (0.95%)
Netflix, Inc.(a)	37,400	$3,506,624

Interactive Media & Services (5.32%)
Alphabet, Inc., Class A	32,910	10,300,830
Meta Platforms, Inc., Class A	11,018	7,272,871
Pinterest, Inc., Class A(a)	78,120	2,022,527
		19,596,228
CONSUMER DISCRETIONARY (12.30%)
Automobiles (0.81%)
Tesla, Inc.(a)	6,630	2,981,643

Broadline Retail (3.76%)
Amazon.com, Inc.(a)	34,739	8,018,456
Ollie's Bargain Outlet Holdings, Inc.(a)	53,321	5,844,515
		13,862,971
Hotels, Restaurants & Leisure (4.10%)
Cava Group, Inc.(a)(b)	26,685	1,566,143
First Watch Restaurant Group, Inc.(a)	114,664	1,729,133
Planet Fitness, Inc., Class A(a)	36,933	4,006,122
Texas Roadhouse, Inc.	14,225	2,361,350
Viking Holdings, Ltd.(a)	49,600	3,541,936
Wingstop, Inc.(b)	7,869	1,876,678
		15,081,362
Household Durables (1.19%)
DR Horton, Inc.	13,925	2,005,618
Garmin Ltd.	11,785	2,390,587
		4,396,205
Specialty Retail (1.42%)
O'Reilly Automotive, Inc.(a)	26,720	2,437,131
Ross Stores, Inc.	15,500	2,792,170
		5,229,301
Textiles, Apparel & Luxury Goods (1.02%)
Tapestry, Inc.	29,427	3,759,888

CONSUMER STAPLES (1.42%)
Consumer Staples Distribution & Retail (1.42%)
Casey's General Stores, Inc.	6,585	3,639,595
Sprouts Farmers Market, Inc.(a)	19,850	1,581,450
		5,221,045

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2025

	SHARES	VALUE
COMMON STOCKS (continued)
FINANCIALS (9.78%)
Banks (0.79%)
Bank of America Corp.	52,640	$2,895,200

Capital Markets (4.91%)
Hamilton Lane, Inc., Class A	22,083	2,965,968
Houlihan Lokey, Inc.	14,865	2,589,334
KKR & Co., Inc.	11,740	1,496,615
Piper Sandler Cos.	5,171	1,756,640
Raymond James Financial, Inc.	24,840	3,989,056
StepStone Group, Inc., Class A	82,742	5,309,554
		18,107,167
Consumer Finance (0.86%)
Upstart Holdings, Inc.(a)(b)	72,927	3,189,098

Financial Services (1.54%)
Toast, Inc.(a)	47,350	1,681,398
Visa, Inc., Class A	11,350	3,980,559
		5,661,957
Insurance (1.68%)
Accelerant Holdings(a)	48,173	787,629
Brown & Brown, Inc.	35,785	2,852,064
Palomar Holdings, Inc.(a)	18,920	2,549,659
		6,189,352
HEALTH CARE (16.72%)
Biotechnology (7.19%)
AbbVie, Inc.	7,810	1,784,507
ACADIA Pharmaceuticals, Inc.(a)	163,544	4,368,260
Alnylam Pharmaceuticals, Inc.(a)	6,500	2,584,725
Ascendis Pharma A/S(a)(c)	27,360	5,834,246
Halozyme Therapeutics, Inc.(a)	32,036	2,156,023
Legend Biotech Corp.(a)(c)	32,470	705,898
Natera, Inc.(a)	23,394	5,359,332
Ultragenyx Pharmaceutical, Inc.(a)	44,908	1,032,884
Veracyte, Inc.(a)	63,179	2,659,836
		26,485,711
Health Care Equipment & Supplies (4.70%)
Artivion, Inc.(a)	121,511	5,542,117
Glaukos Corp.(a)	21,986	2,482,439
IDEXX Laboratories, Inc.(a)	2,000	1,353,060
Inmode, Ltd.(a)	40,258	591,390
iRhythm Technologies, Inc.(a)	15,601	2,768,242

See Notes to Financial Statements.

Annual Report | December 31, 2025	19

Liberty All-Star® Growth Fund	Schedule of Investments
December 31, 2025

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Neogen Corp.(a)	70,878	$495,437
Penumbra, Inc.(a)	13,129	4,081,937
		17,314,622
Health Care Providers & Services (3.18%)
Encompass Health Corp.	25,700	2,727,798
Progyny, Inc.(a)	150,331	3,860,500
RadNet, Inc.(a)(b)	52,123	3,718,976
UnitedHealth Group, Inc.	4,212	1,390,423
		11,697,697
Life Sciences Tools & Services (0.40%)
Danaher Corp.	6,490	1,485,691

Pharmaceuticals (1.25%)
Eli Lilly & Co.	4,299	4,620,049

INDUSTRIALS (22.61%)
Aerospace & Defense (8.28%)
AAR Corp.(a)	62,786	5,198,053
Axon Enterprise, Inc.(a)	5,877	3,337,724
Cadre Holdings, Inc.(b)	66,295	2,707,488
Curtiss-Wright Corp.	8,200	4,520,414
HEICO Corp.	9,130	2,954,377
Howmet Aerospace, Inc.	18,700	3,833,874
Kratos Defense & Security Solutions, Inc.(a)	26,775	2,032,490
Loar Holdings, Inc.(a)(b)	32,247	2,192,796
VSE Corp.	21,587	3,729,586
		30,506,802
Commercial Services & Supplies (1.82%)
Casella Waste Systems, Inc., Class A(a)(b)	41,576	4,071,954
Montrose Environmental Group, Inc.(a)(b)	105,751	2,625,797
		6,697,751
Construction & Engineering (5.25%)
API Group Corp.(a)	82,000	3,137,320
Cardinal Infrastructure Group, Inc.(a)	25,805	623,965
EMCOR Group, Inc.	7,450	4,557,835
Everus Construction Group, Inc.(a)	14,569	1,246,524
Legence Corp.(a)	46,888	2,018,060
Quanta Services, Inc.	7,000	2,954,420
Sterling Infrastructure, Inc.(a)	6,114	1,872,290
Tutor Perini Corp.	43,557	2,919,190
		19,329,604

See Notes to Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2025

	SHARES	VALUE
COMMON STOCKS (continued)
Electrical Equipment (3.31%)
AMETEK, Inc.	11,100	$2,278,940
GE Vernova, Inc.	3,048	1,992,081
nVent Electric PLC	37,175	3,790,735
Vertiv Holdings Co.	25,390	4,113,434
		12,175,190
Ground Transportation (0.33%)
RXO, Inc.(a)(b)	95,505	1,207,183

Machinery (0.99%)
Crane Co.	19,875	3,665,546

Professional Services (0.94%)
First Advantage Corp.(a)(b)	168,559	2,449,163
Verra Mobility Corp.(a)	45,393	1,017,257
		3,466,420
Trading Companies & Distributors (1.69%)
Fastenal Co.	55,625	2,232,231
SiteOne Landscape Supply, Inc.(a)	22,069	2,748,915
Xometry, Inc., Class A(a)(b)	20,947	1,245,718
		6,226,864
INFORMATION TECHNOLOGY (28.57%)
Electronic Equipment, Instruments & Components (1.41%)
Advanced Energy Industries, Inc.(b)	14,375	3,009,694
Novanta, Inc.(a)(b)	18,261	2,172,876
		5,182,570
IT Services (1.66%)
Cloudflare, Inc., Class A(a)	16,675	3,287,476
MongoDB, Inc.(a)	6,700	2,811,923
		6,099,399
Semiconductors & Semiconductor Equipment (10.83%)
Advanced Micro Devices, Inc.(a)	5,040	1,079,367
Broadcom Inc.	14,290	4,945,769
Credo Technology Group Holding, Ltd.(a)	14,275	2,054,030
Impinj, Inc.(a)(b)	4,718	820,979
Marvell Technology Group, Ltd.	21,930	1,863,611
Monolithic Power Systems, Inc.	4,165	3,774,989
NVIDIA Corp.	98,330	18,338,545
Semtech Corp.(a)	61,058	4,499,364
SiTime Corp.(a)	1,593	562,632
Taiwan Semiconductor Manufacturing Co. Ltd.(c)	6,440	1,957,052
		39,896,338

See Notes to Financial Statements.

Annual Report | December 31, 2025	21

Liberty All-Star® Growth Fund	Schedule of Investments

December 31, 2025

	SHARES	VALUE
COMMON STOCKS (continued)
Software (10.20%)
Agilysys, Inc.(a)	14,293	$1,698,580
Datadog, Inc., Class A(a)	18,315	2,490,657
Dynatrace, Inc.(a)	59,565	2,581,547
Fair Isaac Corp.(a)	1,587	2,683,014
Guidewire Software, Inc.(a)	14,400	2,894,544
Microsoft Corp.	23,640	11,432,777
nCino, Inc.(a)(b)	101,608	2,605,229
Oracle Corp.	10,030	1,954,947
Palo Alto Networks, Inc.(a)	9,200	1,694,640
Salesforce, Inc.	5,550	1,470,251
ServiceNow, Inc.(a)	24,700	3,783,793
Synopsys, Inc.(a)	3,320	1,559,470
Vertex, Inc., Class A(a)	37,007	739,030
		37,588,479
Technology Hardware, Storage & Peripherals (4.47%)
Apple, Inc.	50,672	13,775,690
Pure Storage, Inc.(a)	40,000	2,680,400
		16,456,090
REAL ESTATE (2.08%)
Real Estate Management & Development (2.08%)
Compass, Inc.(a)	135,364	1,430,798
FirstService Corp.	40,138	6,242,663
		7,673,461
TOTAL COMMON STOCKS
(COST OF $283,816,619)		367,453,508

SHORT TERM INVESTMENTS (3.48%)
MONEY MARKET FUND (1.82%)
State Street Institutional US Government Money Market Fund, Premier Class, 3.72%(d)
(COST OF $6,694,009)	6,694,009	6,694,009

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.66%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.83%
(COST OF $6,105,936)	6,105,936	6,105,936

TOTAL SHORT TERM INVESTMENTS
(COST OF $12,799,945)		12,799,945

See Notes to Financial Statements.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
December 31, 2025

TOTAL INVESTMENTS (103.23%)
(COST OF $296,616,564)	$380,253,453

LIABILITIES IN EXCESS OF OTHER ASSETS (-3.23%)	(11,903,576)

NET ASSETS (100.00%)	$368,349,877

NET ASSET VALUE PER SHARE
(62,862,782 SHARES OUTSTANDING)	$5.86

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $24,215,955.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on December 31, 2025.

See Notes to Financial Statements.

Annual Report | December 31, 2025	23

Liberty All-Star® Growth Fund	Statement of Assets and Liabilities
December 31, 2025

ASSETS:
Investments at value (Cost $296,616,564)(a)	$380,253,453
Receivable for investment securities sold	193,149
Dividends and interest receivable	57,110
Tax reclaim receivable	8,065
Prepaid and other assets	726
TOTAL ASSETS	380,512,503

LIABILITIES:
Payable for collateral upon return of securities loaned	6,105,936
Distributions payable to shareholders	5,137,800
Payable for investments purchased	537,793
Investment advisory fee payable	247,282
Payable for administration, pricing and bookkeeping fees	63,113
Accrued expenses	70,702
TOTAL LIABILITIES	12,162,626
NET ASSETS	$368,349,877

NET ASSETS REPRESENTED BY:
Paid-in capital	$291,093,538
Total distributable earnings	77,256,339
NET ASSETS	$368,349,877

Shares of common stock outstanding (authorized 200,000,000 shares at $0.10 Par)	62,862,782
NET ASSET VALUE PER SHARE	$5.86

(a)	Includes securities on loan of $24,215,955.

See Notes to Financial Statements.

24	www.all-starfunds.com

Liberty All-Star® Growth Fund	Statement of Operations
For the Year Ended December 31, 2025

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $13,392)	$1,680,064
Securities lending income	18,229
TOTAL INVESTMENT INCOME	1,698,293

EXPENSES:
Investment advisory fee	2,837,321
Administration, pricing and bookkeeping fees	715,762
Audit fee	21,408
Custodian fee	39,890
Directors' fees and expenses	178,260
Insurance expense	15,832
Legal fees	35,181
NYSE fee	65,561
Proxy fees	32,616
Shareholder communication expenses	19,560
Transfer agent fees	81,532
Miscellaneous expenses	12,656
TOTAL EXPENSES	4,055,579
NET INVESTMENT LOSS	(2,357,286)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	29,482,393
Net change in unrealized depreciation on investments	(12,424,534)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	17,057,859
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,700,573

See Notes to Financial Statements.

Annual Report | December 31, 2025	25

Liberty All-Star® Growth Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2025	December 31, 2024
FROM OPERATIONS:
Net investment loss	$(2,357,286)	$(2,082,373)
Net realized gain on investments	29,482,393	57,230,186
Net change in unrealized depreciation on investments	(12,424,534)	(5,072,649)
Net Increase in Net Assets From Operations	14,700,573	50,075,164

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(28,408,678)	(28,169,527)
Total Distributions	(28,408,678)	(28,169,527)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	9,617,483	10,084,858
Net increase resulting from Capital Share Transactions	9,617,483	10,084,858
Total Increase/(Decrease) in Net Assets	(4,090,622)	31,990,495

NET ASSETS:
Beginning of year	372,440,499	340,450,004
End of year	$368,349,877	$372,440,499

See Notes to Financial Statements.

26	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Growth Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to rights offering(b)
Net asset value at end of year
Market price at end of year

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offerings were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.

28	www.all-starfunds.com

Financial Highlights

For the Year Ended December 31,
2025	2024	2023	2022	2021

$6.10	$5.75	$5.23	$8.25	$7.98

(0.03)	(0.03)	(0.03)	(0.04)	(0.06)
0.25	0.85	0.98	(2.48)	1.46
0.22	0.82	0.95	(2.52)	1.40

–	–	(0.02)	–	–
(0.46)	(0.47)	–	(0.50)	(1.02)
–	–	(0.41)	–	–
(0.46)	(0.47)	(0.43)	(0.50)	(1.02)
–	–	–	–	(0.11)
$5.86	$6.10	$5.75	$5.23	$8.25
$5.30	$5.65	$5.28	$4.93	$9.00

4.6%	15.5%	19.4%	(31.0%)	18.1%
2.1%	16.5%	16.3%	(40.4%)	25.4%

$368	$372	$340	$299	$456
1.12%	1.18%	1.13%	1.14%	1.12%
(0.65%)	(0.59%)	(0.49%)	(0.60%)	(0.66%)
60%	68%	39%	31%	42%

See Notes to Financial Statements.

Annual Report | December 31, 2025	29

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2025

NOTE 1. ORGANIZATION

Liberty All-Star® Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 200,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund's Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value ("NAV") per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). The Board has designated ALPS Advisors, Inc. (the “Advisor” or “AAI”) as the Fund’s Valuation Designee (as defined in Rule 2a-5 under the 1940 Act). The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor's Valuation Committee, using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2025

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Annual Report | December 31, 2025	31

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2025

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of December 31, 2025:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$24,215,955	$6,105,936	$19,027,297	$25,133,233

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of December 31, 2025:

	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
State Street Navigator	$6,105,936	$–	$–	$–	$6,105,936
Total Borrowings					$6,105,936
Gross amount of recognized liabilities for securities lending (collateral received)					$6,105,936

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

32	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2025

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2025:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$367,453,508	$–	$–	$367,453,508
Short Term Investments	12,799,945	–	–	12,799,945
Total	$380,253,453	$–	$–	$380,253,453

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the year ended December 31, 2025.

Annual Report | December 31, 2025	33

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2025

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Foreign Currency Risk

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments insecurities at fiscal period end, resulting from changes in exchange rates.

34	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2025

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end.

Annual Report | December 31, 2025	35

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2025

The tax character of distributions paid during the years ended December 31, 2025 and December 31, 2024 were as follows:

Distributions Paid From:	December 31, 2025	December 31, 2024
Long-term capital gains	$28,533,240	$28,461,340
Total	$28,533,240	$28,461,340

The Fund declared a distribution of $7,490,270 with an ex-date in 2025 that was paid in 2026. $5,381,357 of this is not included above, and the tax character of such distributions will be determined at the end of 2026.

The Fund declared a distribution of $7,275,604 with an ex-date in 2024 that was paid in 2025. $5,505,919 of this is included above, and the tax character of this distribution was determined in the current fiscal year.

As of December 31, 2025, the components of distributable earnings on a tax basis were as follows:

			Other Cumulative
Undistributed	Accumulated	Net Unrealized	Effect of Timing
Ordinary Income	Capital Gains	Appreciation	Differences	Total
$–	$–	$82,637,696	$(5,381,357)	$77,256,339

The other cumulative effect of timing differences in the components of distributable earnings is related to the difference in timing of the distributions payable for financial statement and tax purposes.

For the year ended December 31, 2025, permanent book and tax basis differences resulting primarily from net operating loss offset to Paid-in Capital was identified and reclassified among the components of the Fund’s net assets as follows:

Distributable earnings	Paid-In Capital
$2,357,286	$(2,357,286)

As of December 31, 2025, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

	Gross unrealized	Gross unrealized
	Appreciation (excess of	Depreciation (excess of	Net Unrealized
Cost of Investments	value over tax cost)	tax cost over value)	Appreciation
$297,615,757	$98,945,272	$(16,307,576)	$82,637,696

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

36	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2025

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended December 31, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Investment Advisory Fees for the year ended December 31, 2025 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”), an affiliate of AAI, serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2025 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Annual Report | December 31, 2025	37

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2025

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2025, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $215,438,443 and $228,737,495 respectively.

NOTE 7. CAPITAL TRANSACTIONS

During the years ended December 31, 2025 and December 31, 2024, distributions in the amounts of $9,617,483 and $10,084,858 respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,794,753 and of 1,849,428 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. OTHER MATTERS

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the Investment Company Act of 1940. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

38	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

December 31, 2025

NOTE 10. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements are issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | December 31, 2025	39

Report of Independent Registered
Liberty All-Star® Growth Fund	Public Accounting Firm

To the Shareholders and Board of Directors of Liberty All-Star® Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Liberty All-Star® Growth Fund, Inc. (the “Fund”) as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended December 31, 2021, were audited by other auditors whose report dated February 25, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 26, 2026

40	www.all-starfunds.com

Automatic Dividend Reinvestment
Liberty All-Star® Growth Fund	and Direct Purchase Plan

(Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

Annual Report | December 31, 2025	41

Automatic Dividend Reinvestment
Liberty All-Star® Growth Fund	and Direct Purchase Plan

(Unaudited)

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

42	www.all-starfunds.com

Liberty All-Star® Growth Fund	Additional Information

(Unaudited)

TAX INFORMATION

All 2025 distributions whether received in cash or shares of the Fund consist of long-term capital gains.

The table below details the breakdown of each 2025 distribution for federal income tax purposes.

			Total Ordinary Dividends
Record Date	Payable Date	Amount per Share	Qualified	Non-Qualified	Long-Term Capital Gains	Return of Capital
11/15/2024*	01/02/2025	$0.092114	—	—	100%	—
01/24/2025	03/10/2025	$0.12	—	—	100%	—
04/17/2025	06/02/2025	$0.10	—	—	100%	—
07/18/2025	09/02/2025	$0.12	—	—	100%	—
11/14/2025	01/02/2026	$0.032522	—	—	100%	—
11/14/2025**	01/02/2026	$0.087478	—	—	--	—

*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2024.
**	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2025

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Liberty All-Star Growth Fund designated $28,533,240 as long-term capital gain dividends.

SHAREHOLDER MEETING RESULTS

On August 19, 2025, the Annual Meeting of Shareholders of the Fund was held to consider the below proposals. On June 6, 2025, the record date for the meeting, the Fund had outstanding 61,958,696 shares of common stock. The votes cast at the meeting were as follows:

Proposal - To elect two Directors:

Nominee	For	Against/Withheld
Edmund J. Burke	39,474,016.327	8,002,366.147
Jennifer E. Hoopes	40,299,613.530	7,176,768.944

Annual Report | December 31, 2025	43

Liberty All-Star® Growth Fund	Directors and Officers

(Unaudited)

The names of the Directors and Officers of the Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED DIRECTORS

Name (Year of Birth) and Address*	Position with Fund, Term of Office and Length of Service	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by the Director During the Past Five Years
Thomas W. Brock Year of Birth: 1947	Director since 2005; Chairman since 2015; Term expires 2027	Chief Executive Officer, Silver Bay Realty (2016-2017); Acting Chief Executive Officer, Silver Bay Realty (2016), Director, Silver Bay Realty (2012-2017)	2	Trustee, Liberty All-Star® Equity Fund. (since 2005); Trustee, 1290 Funds (since 2016)
Edmund J. Burke Year of Birth: 1961	Director since 2006; Term expires 2028	Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019.	35	Trustee, Liberty All-Star® Equity Fund. (since 2006); Trustee, ALPS ETF Trust (since 2017); Trustee, Financial Investors Trust (since 2009); Trustee, Clough Global Dividend and Income Fund (since 2004); Trustee, Clough Global Equity Fund (since 2006); Trustee, Clough Global Opportunities Fund (since 2006)

44	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers
(Unaudited)

Name (Year of Birth) and Address*	Position with Fund, Term of Office and Length of Service	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by the Director During the Past Five Years
Jennifer E. Hoopes Year of Birth: 1965	Director since 2025; Term expires 2028	Chief Legal Officer at Surus, Inc. (2024-present); Founder and President, Arche Consulting, LLC (2022-present); General Counsel, FarmTogether (2022-2024); General Counsel at Alumni Ventures (2021-2022); Senior Managing Director and General Counsel, Foreside Financial Group, LLC (2007-2021)	2	Trustee, Liberty All-Star® Equity Fund, Inc. (since 2025); Trustee, Oak Associates Funds (since 2024); Wedbush ETF Series Trust (since 2025)
Milton M. Irvin Year of Birth: 1949	Director since 2018; Term expires 2026	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012-present); Chair, Investment Committee Member Executive Leadership Council (2006-2020); Chair, Board Member South Carolina State University (2015-2020); Graduate Executive Board Member Wharton School (2009-2016)	2	Trustee, Liberty All-Star® Equity Fund. (since 2018)
Maureen K. Usifer Year of Birth: 1960	Director since 2018; Term expires 2026	Director, Charlotte’s Web (2024-present); Director PC Construction (2021-Present); Board Member Green Mountain Care Board (2017-2021); Board Advisor, Healthy Living Market (2017-2023); Board of Trustees, Saint Michael’s College (2015-2024), and Chief Financial Officer, Seventh Generation, Inc. (2012-2016)	2	Trustee, Liberty All-Star® Equity Fund. (since 2018); Director, BlackRock TCP Capital Corp (2024-Present); Trustee, BlackRock Private Credit Fund 2022-Present); Director, BlackRock Direct Lending Corp (2024-Present)

*       The address for all Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

**	The “Fund Complex” for the Fund includes the Fund, Liberty All-Star® Equity Fund, and any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Aristotle Capital Management, LLC, Congress Asset Management Company, LLP, Fiduciary Management, Inc., Pzena Investment Management, LLC, Sustainable Growth Advisers, LP, TCW Investment Management Company, Weatherbie Capital, LLC, and Westfield Capital Management Company, L.P.

Annual Report | December 31, 2025	45

Liberty All-Star® Growth Fund	Directors and Officers
(Unaudited)

OFFICERS

Name, (Year of Birth) and Address*	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Mark T. Haley, CFA (1964)	President	2023	President of the Liberty All-Star Funds (since April 2023); Senior Vice President of the Liberty All-Star Funds (January 1999- April 2023); Senior Vice President, ALPS Advisors, Inc. (“AAI”) (since 2022); Vice President, AAI (2006-2021); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Fund as defined under the 1940 Act.
Robert Milas, CFA, CAIA (1966)	Vice President	2022	Vice President of the Liberty All-Star Funds (since December 2022); Director of Research, ALPS Advisors, Inc. (since 2022); Chief Investment Officer, Alpha Pension Group (2018-2022). Mr. Milas is deemed an affiliate of the Fund as defined under the 1940 Act.
Erich Rettinger (1985)	Treasurer	2021	Vice President of ALPS Advisors, Inc. (since 2021); Vice President and Fund Controller of ALPS Fund Services, Inc. (2013-2021). Mr. Rettinger is also Treasurer of Liberty All-Star Equity Fund, Principal Real Estate Income Fund and ALPS ETF Trust and President of ALPS Variable Investment Trust. Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act.
Matthew Sutula (1985)	Chief Compliance Officer	2019	Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) (since 2016). Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc., he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Liberty All-Star Equity Fund, ALPS ETF Trust, Principal Real Estate Income Fund and ALPS Variable Investment Trust. Mr. Sutula is deemed an affiliate of the Fund as defined under the 1940 Act.

46	www.all-starfunds.com

Liberty All-Star® Growth Fund	Directors and Officers
(Unaudited)

Name, (Year of Birth) and Address*	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Sareena Khwaja- Dixon (1980)	Secretary	2016	Managing Counsel of ALPS Fund Services, Inc. (“ALPS”) (since 2024); Principal Legal Counsel and Vice President of ALPS (2020-2024); Senior Counsel and Vice President of ALPS (2015-2020). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Assistant Secretary of RiverNorth Opportunities Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc. and RiverNorth Funds. Ms. Khwaja-Dixon is deemed an affiliate of the Fund as defined under the 1940 Act.
Gina Meyer (1980)	Assistant Treasurer	2024	Vice President of ALPS Advisors, Inc. (since 2023); Vice President, Sr. Relationship Manger at Northern Trust (August 2022 to October 2023); Client Engagement Manager at Standish Management (July 2021 to August 2022); and Fund Controller and Client Relationship Manager at ALPS Fund Services, Inc. (November 2012 to June 2021). Ms. Meyer is also Assistant Treasurer of Liberty All-Star Equity Fund and Treasurer of ALPS Variable Investment Trust. Ms. Meyer is deemed an affiliate of the Fund as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Haley and Milas is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Haley and Milas is c/o ALPS Advisors, Inc., 33 Arch Street, 15th Floor, Boston, MA 02110.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-800-542-3863.

Annual Report | December 31, 2025	47

Liberty All-Star®	Board Consideration of the Renewal of the Fund
Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 requires that the Board of Directors (“Board”) of the Liberty All-Star Growth Fund, Inc. (“Fund”), including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”), annually review the Fund’s investment advisory agreements and consider whether to renew them for an additional year. At its meeting on September 12, 2025, the Board, including a majority of the Independent Directors, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and each separate Portfolio Management Agreement among the Fund, AAI and the following independent investment management firms: Congress Asset Management Company, LLP (“Congress”), Weatherbie Capital, LLC (“Weatherbie”), and Westfield Capital Management Company, L.P. (“Westfield”). Congress, Weatherbie, and Westfield collectively are referred to as “Portfolio Managers,” and each as a “Portfolio Manager.”

Prior to the Board’s action, the Independent Directors met to consider management’s recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an “Agreement” and, collectively, the “Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of each Agreement and whether each Agreement was in the best interests of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including: (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates, and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers; (3) the level of the Fund’s management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Independent Director may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently three for the Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analyses of the Fund’s investment performance and related financial information for the Fund, presentations given by the Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates.

48	www.all-starfunds.com

Liberty All-Star®	Board Consideration of the Renewal of the Fund
Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information prepared by AAI regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including AAI’s profitability with respect to the Fund.

As part of the process to consider the Agreements, legal counsel to the Independent Directors requested information on behalf of the Independent Directors from AAI and each Portfolio Manager. In response to these requests, the Independent Directors received reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Independent Directors’ consideration of each Agreement. In addition, counsel also provided the Independent Directors and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. In considering the proposed renewals, the Board considered all factors they believed to be relevant, including those discussed below. The Board did not identify any one factor as being dispositive.

Based on their evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The following is a summary of the Board’s considerations and conclusions during the full Board meeting and Executive Session regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues.

The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI and each Portfolio Manager, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and each Portfolio Manager up for renewal were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

Annual Report | December 31, 2025	49

Liberty All-Star®	Board Consideration of the Renewal of the Fund
Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

Investment Performance

The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer universe based on materials showing the performance of the Lipper peer group. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the allocated portions of the Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

The Board received information on the performance of the Fund based on NAV in comparison with the Fund’s benchmark. In addition to the performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Managers’ explanations for the Fund’s performance and the relevant benchmarks and peer groups. The Board accepted the explanations and determined that the performance information and explanations supported the renewal of the Agreements.

In connection with the review of performance, the Board reviewed the positioning of the Fund’s portfolios and the allocation of assets between the growth managers of the Fund.

Costs of the Services Provided to the Fund

The Board considered the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement by AAI for selected closed-end funds and multi-manager open-end equity funds. The Board also reviewed the Fund’s management and administration fee and its total expense ratio in comparison to peer groups. The Board took into account that the Fund’s higher contractual management fees and expense ratios relative to open-end equity funds were generally consistent with the higher costs and greater complexity associated with the management of a closed-end multi-manager fund.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate paid by the Fund as the Fund’s assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by selected closed-end funds and open-end multi-managed equity funds.

50	www.all-starfunds.com

Liberty All-Star®	Board Consideration of the Renewal of the Fund
Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

Profitability and Costs of Services to AAI

The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth recent overall profitability of the Fund to AAI, as well as overall profitability information relating to certain prior calendar years. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results.

The Board considered management’s ongoing costs and expenditures in providing and improving services for the Fund as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI serves as the Fund’s administrator and receives compensation for acting in this capacity.

The Board considered that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s-length negotiations with AAI. The Board and AAI generally are aware of the fees charged by the Portfolio Managers to other clients, and the Board believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board reached its conclusion based in part on the fees that the Portfolio Managers charge other clients, the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager’s fee is paid by AAI and not the Fund. The Board understood that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Fund. The Board determined that AAI’s profitability was reasonable in relation to the services provided and to the costs of providing management services to the Fund and supported the renewal of the Agreements.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. In this regard, the Board considered that the Fund had reached an asset size at which the Fund and its shareholders were benefiting from reduced management fee rates due to breakpoints in the management fees. Based on the foregoing, the Board concluded breakpoint schedules in the Fund Agreements allow the Fund to realize economies of scale, which supports the renewal of the Agreements.

Annual Report | December 31, 2025	51

Liberty All-Star®	Board Consideration of the Renewal of the Fund
Growth Fund	Management & Portfolio Management Agreements

(Unaudited)

Benefits to be Derived from the Relationship with the Fund

The Board also considered the potential ancillary, or “fall-out,” benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consideration of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund’s operations. For example, under the Agreements, although it is not currently doing so, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions.

In advance of the meeting, the Board received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion(s) of the Fund and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair, and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

52	www.all-starfunds.com

Summary of Updated Information
Liberty All-Star® Growth Fund	Regarding the Fund

(Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s annual report dated December 31, 2024 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Portfolio Manager Information

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by stockholders.

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective through investing at least 65% of its net assets in a diversified portfolio of equity securities of companies of any market capitalization.

Although under normal market conditions the Fund will remain substantially fully invested in equity securities, up to 35% of the value of the Fund’s total assets may generally be invested in U.S. Government Securities, repurchase agreements with respect to U.S. Government Securities, and, to an extent not greater than 10% of the market value of the Fund’s total assets, money market mutual funds that invest primarily in U.S. Government Securities. The Fund may temporarily invest without limit in U.S. Government Securities, repurchase agreements and money market mutual funds for defensive purposes when AAI or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.

The Fund’s investment objective of long-term capital appreciation, as well as certain of its investment restrictions, are fundamental and may not be changed without a majority vote of the Fund’s outstanding shares. Under the 1940 Act, a “majority vote” means the vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented, or (b) more than 50% of the outstanding shares of the Fund. Non-fundamental policies may be changed by vote of the Board of Directors.

Principal Investment Strategies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Annual Report | December 31, 2025	53

Summary of Updated Information
Liberty All-Star® Growth Fund	Regarding the Fund

(Unaudited)

Investment Practices

The following describes certain of the investment practices in which one or more of the Portfolio Managers may engage, each of which may involve certain special risks.

Lending of Portfolio Securities. The Fund, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government Securities) equal to and not less than the market value, determined daily, of the securities loaned. The Fund would receive amounts equal to the interest on the securities loaned. It would also be paid for having made the loan. Any cash collateral pursuant to these loans would be invested in Short-Term Money Market Instruments. The Fund could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. The Fund will limit such lending to not more than 20% of the value of the Fund’s total assets. The Fund may pay fees to its custodian bank or others for administrative services in connection with securities loans.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate that is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. The Fund requires the seller of the securities to maintain on deposit with the Fund’s custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, the Fund could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 35% of the Fund’s net assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of the Fund’s net assets will be invested in repurchase agreements maturing in more than seven days.

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in other investment companies involves certain other risks, costs, and expenses for the Fund. If the Fund invests in another investment company, the Fund will be charged its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses charged to the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities. Investments in securities of other investment companies will be made in compliance with applicable 1940 Act limitations. To the extent that the Fund invests in the securities of other investment companies, the Fund’s shareholders will indirectly bear a pro rata share of the investment company’s expenses in addition to the expenses associated with an investment in the Fund. The Fund may invest in investment companies managed by AAI or other affiliates of AAI.

54	www.all-starfunds.com

Summary of Updated Information
Liberty All-Star® Growth Fund	Regarding the Fund

(Unaudited)

RISKS

The Fund is a diversified, multi-managed closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk

An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and other distributions.

Market Discount Risk

Shares of closed-end management investment companies such as the Fund frequently trade at a discount from their NAV. The shares were designed primarily for long-term investors, and investors in shares should not view the Fund as a vehicle for trading purposes. This risk is separate and distinct from the risk that the Fund’s NAV may decline.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example: an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Annual Report | December 31, 2025	55

Summary of Updated Information
Liberty All-Star® Growth Fund	Regarding the Fund

(Unaudited)

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. AAI and the Portfolio Managers will apply investment techniques and risk analyses in selecting Portfolio Managers and making investment decisions for the Fund, respectively, but there can be no guarantee that these will produce the desired results.

Growth Stock Risk

The Fund’s net assets are allocated to Portfolio Managers that utilize a “growth” approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. In certain market conditions, growth stocks may not perform as well as the stock market in general.

Small and Mid-Cap Stock Risk

The Fund may invest in companies of any market capitalization. The Fund considers small companies to be those with a market capitalization up to $30 billion and medium-sized companies to be those with a market capitalization up to $70 billion. Smaller and medium-sized company stocks may be more volatile than, and perform differently from, larger company stocks.

Foreign Securities Risk

Investments in foreign securities involve risks in addition to those of investments in U.S. issuers. These risks include political and economic risks, currency fluctuations, higher transaction costs, less liquidity and greater volatility, delayed settlement, confiscatory taxation, withholding of taxes and less stringent investor protection and disclosure of standards in some foreign markets. These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

Tax Risk

The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the IRS. The tax treatment of distributions the Fund reports as “qualified dividend income” may be affected by IRS interpretations of the Code and future changes in the Code and the Treasury regulations. There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

56	www.all-starfunds.com

Summary of Updated Information
Liberty All-Star® Growth Fund	Regarding the Fund

(Unaudited)

Market Disruption and Geopolitical Risk

Certain events have a disruptive effect on the securities markets, such as health emergencies, cyber-attacks, terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of these events on the U.S. economy, the stock market and world economies and markets generally.

Legislation and Regulatory Risk

At any time after the date of this annual report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated.

Annual Report | December 31, 2025	57

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

FACTS	WHAT DO THE LIBERTY ALL-STAR FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number Assets Retirement Assets Transaction History Checking Account Information	Purchase History Account Balances Account Transactions Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Liberty All-Star Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE LIBERTY ALL-STAR FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-800-241-1850

58	www.all-starfunds.com

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

WHO WE ARE
Who is providing this notice?	Liberty All-Star Funds
WHAT WE DO
How do the Liberty All-Star Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Liberty All-Star Funds collect my personal information?

We collect your personal information, for example, when you

●   Open an account

●   Provide account information

●   Give us your contact information

●   Make deposits or withdrawals from your account

●   Make a wire transfer

●   Tell us where to send the money

●   Tells us who receives the money

●   Show your government-issued ID

●   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●   Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●   Affiliates from using your information to market to you

●   Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Liberty All-Star Funds do not jointly market.

Annual Report | December 31, 2025	59

Description of Lipper
Liberty All-Star® Growth Fund	Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Average

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and covers approximately 80% of available market capitalization.

An investor cannot invest directly in an index.

60	www.all-starfunds.com

ALL STAR®
GROWTH FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3006
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock, Chairman
Edmund J. Burke
Jennifer E. Hoopes
Milton M. Irvin
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

ASG
LISTED
NYSE

Annual Certifications — As required, on September 2, 2025, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

ASG
LISTED
NYSE

Liberty All-Star® Growth Fund

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Liberty All-Star Growth Fund, Inc. (the “Fund” or “Registrant”) has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not applicable.

(f)	The Registrant’s Board of Directors adopted, effective October 1, 2013, a revised code of ethics described in 2(a) above. The revised code of ethics is attached hereto as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)(i)	The Registrant’s Board of Directors has determined that there is one audit committee financial expert serving on its audit committee.

(a)(2)	The Registrant’s Board of Directors has determined that Ms. Maureen K. Usifer is an “audit committee financial expert” and is “independent” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the fiscal years ended December 31, 2025 and December 31, 2024 were approximately $17,500 and $16,500, respectively, for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2025 and December 31, 2024 were $0 and $0, respectively, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2025 and December 31, 2024 were approximately $3,750 and $3,500, respectively. Tax Fees in both fiscal years 2025 and 2024 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d)	All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2025 and December 31, 2024 were $0 and $0, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2025 and December 31, 2024, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the Registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the Registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee is required to pre-approve the engagement of the Registrant’s independent accountants to provide audit and non-audit services to the Registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the Registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the Registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the Registrant; (ii) non-audit services to the Registrant’s investment advisor (not including any sub- adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2025 and December 31, 2024 was zero.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant in each of the last two fiscal years of the Registrant were $3,750 in 2025 and $3,500 in 2024. These fees consisted of non-audit fees billed to (i) the Registrant of $3,750 in 2025 and $3,500 in 2024, respectively as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $0 in 2025 and $0 in 2024, respectively. The non-audit fees billed to AFS related to SSAE 18 services and other compliance related matters.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)) and is comprised of the following members: Thomas W. Brock, Edmund J. Burke, Jennifer E. Hoopes, Milton M. Irvin and Maureen K. Usifer.

Item 6. Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements in Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 19(c), is a copy of the Registrant’s policies and procedures.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of March 6, 2026, unless otherwise noted.

Congress Asset Management Company, LLP (“Congress”)

(a)(1) MANAGEMENT.

The portion of the Fund allocated to Congress is managed by Daniel Lagan, CFA, Chief Executive Officer, Chief Investment Officer.

Daniel Lagan, CFA, CEO, Chief Investment Officer

Mr. Lagan joined Congress Asset Management in 1989. He is the firm’s Chief Investment Officer, a position he has held since 2005. He chairs both the firm’s Investment Oversight Committee and Large Cap Growth Investment Committees. As CEO, he is responsible for all business aspects of the company, with the senior managers of operations, sales, and investments reporting to him. Prior to being named as CEO in 2013, he was the firm’s President for 17 years. He is a CFA charterholder, and a member of the CFA Society Boston and the CFA Institute.

Education: MBA; Boston College
BA; St. Michael's College

(a)(2) OTHER ACCOUNTS.

The table below provides information regarding the other accounts managed by Daniel Lagan as of December 31, 2025:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Daniel Lagan, CFA
Registered Investment Companies	2	$1,018,766,155	0	$0
Other pooled investment vehicles	1	$21,712,444	0	$0
Other accounts	58	$557,318,687	0	$0

MATERIAL CONFILCTS OF INTEREST: None

(a)(3) COMPENSATION STRUCTURE:

Mr. Daniel Lagan’s compensation consists of the following:

Congress Asset Management Company LLP has a core investment team in place and high employee retention due to a generous compensation structure, collaborative culture and career advancement opportunities.

Congress utilizes a team approach to the investment process. Because of this, the firm’s compensation plan is intended to reward all employees equitably based on the firm’s investment performance and financial profitability. Our compensation plan aims to accurately reflect our investment and financial success through three methods:

1.	Competitive base salary: This is the basis on which all other incentives are calculated.

2.	Bonus plan up to 50% of base salary based on the following criteria:

●	Investment performance for fixed income and equity products
●	Firmwide net asset flows
●	Growth in profitability
●	Management discretion based on individual performance

3.

Equity Bonus Plan: Since 1990, Congress Asset Management Company has used an Equity Bonus Plan to allow all participating employees to directly benefit from the long-term growth and profitability of the company. This deferred compensation plan is tied to the operating income of the company.

Mr. Lagan participates is compensated with a salary and bonus as described above.  As an owner he does not participate in the Equity Bonus Plan.  His equity ownership allows for distributions as similar to other equity owners.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2025, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Daniel Lagan, CFA	None

Weatherbie Capital LLC (“Weatherbie”)

(a)(1) MANAGEMENT.

H. George Dai, Ph.D is Chief Investment Officer, Portfolio Manager and Senior Analyst at Weatherbie Capital, LLC. George is a Portfolio Manager on the Weatherbie Specialized Growth, Weatherbie Long/Short, and Alger Dynamic Opportunities Strategies. Additionally, he maintains research responsibilities in the diversified business services, healthcare, and technology areas. George joined Weatherbie Capital in March 2001 and has 26 years of investment experience. During his tenure at Weatherbie, he has been featured and quoted in several publications such as: The New York Times, Investor’s Business Daily, Barron’s, Reuters, Business Insider and Bloomberg. Prior to joining Weatherbie, he was an equity analyst with 1838 Investment Advisors. George received his M.B.A. from the Wharton School, University of Pennsylvania, (Director’s List), and his Ph.D. in chemistry from Johns Hopkins University. Previously, he earned a B.S. from the University of Science and Technology of China and was a pharmaceutical research scientist at Procter & Gamble. George is a prized Bridge player, and he holds four U.S. patents. George was issued the Sustainable Investing Certificate by the CFA Institute.

Joshua D. Bennett, CFA is Director of Research, Portfolio Manager and Senior Analyst at Weatherbie Capital, LLC. Josh is a Portfolio Manager on the Weatherbie Specialized Growth, Weatherbie Long/Short, and Alger Dynamic Opportunities Strategies. He also has research responsibilities in the consumer, information services, technology and diversified business services areas. Josh joined Weatherbie Capital, LLC in July 2007 and has 25 years of investment experience. During his tenure at Weatherbie, he has been featured and quoted in several publications such as: The New York Times, Investor’s Business Daily, InvestmentNews, CNBC, Barron’s and MarketWatch. Prior to joining Weatherbie, he was an Equity Research Analyst at MFS Investment Management in Boston where he focused on the Aerospace/Defense and Transportation sectors. Josh also has previous experience with Fidelity Investments as a High Yield research associate. Josh earned a B.A. in Economics (Summa Cum Laude) from Wheaton College (IL) and received his M.B.A. from the Tuck School of Business at Dartmouth (Edward Tuck Scholar with Distinction). Josh is a CFA charterholder and is a member of both the CFA Society Boston and the CFA Institute. Josh was issued the Sustainable Investing Certificate by the CFA Institute. He is a member of the Investment Committee of Christian Camps & Conferences.

(a)(2) OTHER ACCOUNTS.

As of December 31, 2025, this team was responsible for the portfolio management of the following types of accounts in addition to the Fund:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed For which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Weatherbie Capital, LLC
Registered Investment Companies*	3	$382	0	$0
Other pooled investment vehicles*	5	$195	2	$172
Other accounts*	29	$967	1	$147
H. George Dai, Ph.D
Registered Investment Companies*	3	$382	0	$0
Other pooled investment vehicles*	4	$55	1	$32
Other accounts*	29	$967	1	$147
Joshua D. Bennett, CFA
Registered Investment Companies*	3	$382	0	$0
Other pooled investment vehicles*	4	$55	1	$32
Other accounts*	29	$967	1	$147

*	Accounts are managed on a team basis.

MATERIAL CONFLICTS OF INTEREST: None

(a)(3) COMPENSATION STRUCTURE.

Fred Alger Management, LLC includes Weatherbie Capital, LLC, and is collectively known as “Alger”.

Alger follows a merit-based investment culture which rewards analysts and portfolio managers for adherence to Alger’s investment process, generating investment ideas and overall performance of our clients' portfolios. Accordingly, the quality of research recommendations and implemented investments are monitored through absolute and relative performance in real time. Alger’s compensation and long-term incentive structure has four elements designed to attract and retain highly talented investment professionals:

I. Base Salary

Base salary is typically a function of experience, education, industry knowledge and the individual's performance in their role. At Alger, base salaries generally increase over time for our superior employees, rewarding their performance and contributions to the firm.

II. Cash Bonus

Cash Bonuses may be a significant portion of an individual’s compensation and can vary from year to year. The annual cash bonus considers various factors, including:

●	Alger’s overall financial results and profitability
●	Alger's collective investment management performance
●	An individual’s adherence to Alger’s investment process, generating investment ideas and overall performance of our clients' portfolios (both relative and absolute)
●	Qualitative assessment of an individual's performance with respect to Alger's standards
●	The individual's leadership contribution within the Firm

III. The Alger Profit Participation Plan (“PPP”)

The Firm gives key personnel the opportunity to share in the long-term growth and profitability of the Firm. Members of the firm are eligible to receive “awards” annually in the PPP plan. The awards track the returns of  Alger mutual funds and have a four-year “cliff-vesting” schedule. The total award earned can increase or decrease with Alger's investment and Alger’s earnings growth over the four-year period.

IV. The Alger Partners Plan

The Firm incentivizes key investment and non-investment executives through a phantom equity program that grants pro-rata rights to growth in the Firm's book value, dividend payments and participation in any significant corporate transactions (e.g. partial sale, initial public offering, merger, etc.).

(a)(4) OWNERSHIP BY PORTFOLIO MANAGER:

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2025, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
H. George Dai, Ph.D	None
Joshua D. Bennett, CFA	None

Westfield Capital Management Company, L.P. (“Westfield”)

(a)(1) MANAGEMENT.

Investment decisions for the Fund are made by consensus of the Westfield Investment Committee (“Committee”), which is charged by William A. Muggia. Each member of the Committee has input into the investment process and overall product portfolio construction. Although the Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for the Fund.

The portion of the Fund allocated to Westfield is managed by William A Muggia, Richard D. Lee, Matthew R. Renna, and Edward D. Richardson.

William A. Muggia

President, Chief Executive Officer and Chief Investment Officer

Market Outlook and Strategy

1994-Present: Westfield Capital Management

1992-1994: Alex. Brown & Sons

1983-1990: Kidder Peabody & Co.

1992: Harvard Business School, MBA

1983: Middlebury College, BA

Richard D. Lee, CFA

Managing Partner and Chief Investment Officer

Covering Hardware, Semiconductors and IT Services

2004-Present: Westfield Capital Management

2001-2003: KL Financial Group

1999-2000: Soundview Technology Group

1996-1999: Hambrecht & Quist, LLC

1994-1996: Salomon Smith Barney

1994: Harvard University, BA

Matthew R. Renna

Managing Partner

Covering Biopharma, Life Sciences and Tools

2013-Present: Westfield Capital Management

2012-2013: Vinik Asset Management

2009-2012: BlackRock, Inc.

2008-2009: RA Capital Management, LLC

2005-2008: Soleil Securities Corporation

2004-2005: Leerink Swann LLC

2001-2004: Merck & Co., Inc.

2006: Boston College, The Carroll School of Management, MBA

2000: Boston University, MS

1999: Boston University, BS

Edward D. Richardson

Partner

Covering Consumer Services, Housing, Building Products, Aerospace & Defense

2014-Present: Westfield Capital Management

2011-2014: Delaware Investments

2007-2008: Merrill Lynch

2005-2007: TM Capital

2010: Cornell University, MBA

2004: Trinity College, BA

(a)(2) OTHER ACCOUNTS.

The table below provides information about the other accounts managed by William A Muggia, Richard D. Lee, CFA, Matthew R. Renna, and Edward D. Richardson as of December 31, 2025:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
William A. Muggia
Registered Investment Companies	12	$6,961	0	$0
Other pooled investment vehicles	13	$3,726	1	$36
Other accounts	260	$13,576	26	$3,762
Richard D. Lee, CFA
Registered Investment Companies	9	$5,037	0	$0
Other pooled investment vehicles	9	$3,580	0	$0
Other accounts	218	$12,166	23	$2,807
Matthew R. Renna
Registered Investment Companies	10	$5,063	0	$0
Other pooled investment vehicles	11	$3,655	0	$0
Other accounts	218	$12,166	23	$2,807
Edward D. Richardson
Registered Investment Companies	9	$5,037	0	$0
Other pooled investment vehicles	9	$3,580	0	$0
Other accounts	218	$12,166	23	$2,807

MATERIAL CONFLICTS OF INTEREST:

The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.

Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution and Liquidity Risk Management Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.

Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold, or own securities or other assets which may be recommended for purchase, sale, or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.

In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.

Westfield has an agreement with an independent third-party solicitation firm (also known as a promoter) to solicit and service institutional clients outside of the United States and Canada. The solicitor is compensated via a monthly retainer fee in addition to a percentage of the advisory fee paid by a referred client. Referred clients should be aware of inherent conflicts of interest between the solicitation firm and Westfield with respect to the promoter/referral arrangement. Promoters could refer potential clients to Westfield because they will be paid a fee and not necessarily because Westfield provides appropriate and suitable investment strategies for the client. To mitigate this conflict, Westfield’s Marketing and Client Service team will be involved in the review of all prospects to ensure suitability. In addition, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. (a)(3) COMPENSATION STRUCTURE.

Members of Westfield’s Investment Committee are eligible to receive various components of compensation:

●	Investment Committee members receive a base salary commensurate with industry standards.
●	Investment Committee members also receive a performance based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.
●	Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who received equity interests in the firm entered into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus.:

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2025, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
William A. Muggia	$0
Richard D. Lee	$0
Matthew R. Renna	$0
Edward D. Richardson	$0

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2025, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) For the fiscal year ended December 31, 2025, the Registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Total
Gross Income from securities lending activity[1]	$159,867
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from revenue split[2]	$4,748
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split[3]	$1,178
Administrative fees not included in revenue split[4]	-
Indemnification fee not included in revenue split[5]	-
Rebate (paid to borrowers)[6]	$135,712
Other fees not included in revenue split	-
Aggregate fees/comp for securities lending activities	$141,638
Net income from securities lending activities	$18,229

[1]	Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.
[2]	Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.
[3]	Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split as calculated: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio.
[4]	Administrative fees not included in revenue split are fees for other administrative activities associated with client’s participation in securities lending activities.
[5]	Indemnification fee not included in revenue split is the fee for indemnifying the client for their participation in securities lending activities. There is currently no fee associated with indemnification.
[6]	Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.

(b)	The Fund only lends its portfolio securities to borrowers that are approved by the Fund’s securities lending agent. The agent monitors loans for compliance with certain policies of the Fund, including: (1) securities lending may not exceed 30% of the value of the Fund’s total assets; (2) the initial collateral received by the Fund must have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value of the loaned securities for all other securities; and, (3) thereafter the market value of the collateral must be no less than 100% of the current value of the securities on loan. The securities lending agent will obtain additional collateral in the event the market value of the collateral does not comply with these policies. The securities lending agent will recall securities on loan in the event it is determined that they need to be recalled for any reason, including for the Fund to cast a vote on a matter at a shareholders meeting. The securities lending agent collects distributions on loaned securities. The securities lending agent invests cash collateral received in a money market fund approved by the Fund’s board.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the Registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit 19(a)(1).

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

(c)	The Proxy Voting Policies and Procedures are attached hereto as Exhibit 19(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	March 6, 2026

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	March 6, 2026